Exhibit 10(k)(k)(k)

SUNTRUST
                                             UNCONDITIONAL UNLIMITED GUARANTY

This guaranty dated November 15, 2002, of RGC Resources, Inc. (the "Guarantor") provides:

WHEREAS, Roanoke Gas Company (whether one or more and any combination thereof, the "Borrower"), desires to transact business with or obtain credit or a continuation of credit from SunTrust Bank, its present and future affiliates and their successors and assigns (collectively the "Bank"); and

WHEREAS, the Bank is unwilling to extend or continue credit to the Borrower unless it receives a guaranty from the Guarantor with respect to the Obligations, as defined below, of the Borrower to the Bank;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration and in order to induce the Bank from time to time, in its sole discretion, to extend or continue credit to, or enter into other transactions with, the Borrower, the Guarantor, absolutely and unconditionally, guarantees to the Bank performance and payment when due, whether by acceleration or otherwise, of any and all Obligations of the Borrower to the Bank, together with all interest and charges and expenses thereon, including but not limited to, all attorneys' fees, court costs, costs and expenses of collection, costs of preserving, protecting or disposing of any collateral securing the Obligations or other costs incurred by the Bank in enforcing any of such Obligations, subject to the provisions contained in this guaranty.

1. The term "Obligations" or "Obligation" as used herein shall include, without limitation, all indebtedness, obligations and liabilities of the Borrower to the Bank now existing or hereafter created or arising, whether direct, indirect, absolute, contingent, joint or several, secured or unsecured, liquidated or unliquidated, and howsoever owned, held or acquired by the Bank, whether by assignment, discount, direct loan, overdraft, purchase or otherwise, and howsoever evidenced, whether by promissory note, agreement, letter of credit application, interest rate hedge agreement or other derivative transaction agreement, bill of exchange, acceptance, check, overdraft, book entry or otherwise, and all substitutions, renewals, extensions and modifications of the above.

     The amount of the Guarantor's liability hereunder shall be unlimited.

2. This guaranty is a continuing guaranty, shall remain in full force and effect irrespective of any interruptions in the business relations of the Borrower with the Bank and shall apply to and guarantee any balance which shall remain due by the Borrower to the Bank; provided, however, that the Guarantor may, by notice in writing delivered personally to an officer of the Bank or received by registered mail by an officer of the Bank, terminate this guaranty with respect to all Obligations of the Borrower incurred or contracted by the Borrower or acquired by the Bank after the date on which the notice is actually received by such officer. Such termination shall not be applicable to any Obligation incurred prior to the receipt of the notice by the Bank.

3. The Bank may at any time and from time to time, in the exercise of its sole discretion, either before or after default by the Borrower or revocation or termination of this guaranty, without the consent of or notice to the Guarantor, without incurring responsibility to the Guarantor, without releasing or impairing the liability of the Guarantor or any collateral or security available to the Bank, upon or without any terms or conditions and in whole or in part:

         (a) Change the manner, place, or terms of payment (including payment amounts and rate of interest) and/or change or extend the time of payment, renew or alter any Obligation, any collateral or security for any Obligation, or any Obligation incurred directly or indirectly in respect thereof, and this guaranty shall apply to the Obligations as so changed, extended, renewed or altered;

         (b) Sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any collateral or security at any time held by or available to the Bank for any Obligation, or for any obligations of the Guarantor or any person secondarily or otherwise liable for any of the Obligations;




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         (c)      Exercise or refrain from exercising any rights against the
                  Borrower, the Guarantor, any other guarantors or other parties, or otherwise act or refrain from acting;

         (d) Settle, compromise and/or release any Obligation and any collateral or security therefore, or the obligations of Guarantor or any other guarantors, and subordinate the payment of all or any part of any Obligation to the payment of any obligations or indebtedness, whether due or not, of the Borrower to creditors of the Borrower other than the Bank and the Guarantor;

         (e) Apply any sums received by it from any source to any Obligation or Obligations, in such order as the Bank may elect, regardless of what Obligation or Obligations remain unpaid. All payments shall be conclusively presumed to have been made by the Borrower and no payment shall operate to reduce the liability of the Guarantor unless, at the time such payments are made, written notice is delivered to an officer of the Bank that such payments are made by the Guarantor in reduction of his liability and such payments are actually made by the Guarantor;

         (f) Fail to set off and release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or any guarantors or of any other person liable for any of the Obligations, and may extend further credit in any manner to the Borrower, and generally deal with the Borrower or any security or other person liable for any of the Obligations as the Bank, in its sole discretion, may see fit.

4. The Guarantor waives notice of acceptance of the guaranty and notice, including notice of default, of any Obligation to which it may apply, and waives presentment and demand for payment of any of the Obligations, and waives protest and notice of dishonor or nonpayment of any Obligation, suit or taking other action by the Bank against, and any other notice to, the Guarantor or to any other party liable for such Obligations. Except for any limitation which is specified above with respect to the amount of the maximum liability of the Guarantor, this is an unconditional guaranty, and the liability of the Guarantor to the Bank shall not be terminated or in any way limited by reason of, or as the result of, anything set forth or contained in any writing evidencing all or any part of the Obligations nor shall it be limited to a proportionate part of the total of the Obligations. This is a guaranty of payment and not of collection and the Guarantor waives any right to require that any action be brought against the Borrower or any other party or person or to require that resort be had to any collateral or security or to any balance of any deposit account or credit on the books of the Bank in favor of the Borrower or any other guarantor or other person and agrees that the Bank is not responsible for the validity, perfection, recordation or enforceability of any collateral or security for the Obligations.

5. The Guarantor subordinates all indebtedness of the Borrower owing to it, whether existing now or arising in the future, to the Obligations. The Guarantor further agrees that the Guarantor shall not be subrogated to, and will not enforce any right of action which the Bank may have against the Borrower until every Obligation is paid in full. The Bank shall have the right, immediately and without further action by it, to set off against any Obligations of the Guarantor to the Bank, all money owed by the Bank in any capacity to the Guarantor, whether or not due. Notwithstanding any other provision of this guaranty, any Guarantor who is an "insider" within the meaning of the Bankruptcy Code, hereby irrevocably waives any right to assert, enforce, or otherwise exercise any right of subrogation to any of the rights, security interests, claims or liens of the Bank, its successors or assignees or any other beneficiary against the Borrower or any other obligor on the Obligations or any amounts guaranteed or on any collateral or security, and such Guarantor shall have no right of recourse, reimbursement, contribution, indemnification, or similar right it may have (by contract or otherwise) against the Borrower or any other obligor on all or any part of the Obligations or any guarantor thereof, and such Guarantor hereby irrevocably waives any and all of the foregoing rights and also irrevocably waives the benefit of, and any right to participate in, any collateral or security given to the Bank or any other beneficiary to secure payment of the Obligations.

6. A subsequent guaranty by the Guarantor or any other guarantor of the Obligations shall not be deemed to be in lieu of or to supersede or terminate this guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided; and in the event the Guarantor or any other guarantor has given to the Bank a previous guaranty or guaranties, this guaranty shall be construed to be


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     an additional or supplemental guaranty, and not to be in lieu thereof or to terminate such previous guaranty or guaranties unless expressly provided in this guaranty.


7. This guaranty shall be binding on the Guarantor notwithstanding the failure of any further contemplated guarantor or other party to execute this or similar instruments and notwithstanding the fact that the signature of one or more of any other guarantor or any other existing or future signature shall be forged or unauthorized. The revocation of any guaranty, in the manner permitted, by any other guarantor or other party, or the release by the Bank of any guarantor or other party, or the death of any other guarantor or other party shall not affect or limit the liability of the Guarantor, and the Bank shall be under no duty to notify the Guarantor of any revocation, release or death.

8. The Guarantor warrants to the Bank that it has adequate means to obtain from the Borrower on a continuing basis information concerning the financial condition of the Borrower and it is not relying on the Bank to provide such information either now or in the future. The Guarantor waives all errors and omissions in connection with the Bank's administration of the Obligation, except behavior which amounts to bad faith.

9. No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any collateral or security shall affect, impair, or be a defense to this guaranty, and this guaranty is a primary obligation of the Guarantor.

10. If the Guarantor is a partnership, the agreements and Obligations on the part of the Guarantor shall remain in full force and applicable notwithstanding any changes in the identity of the parties composing the partnership and the term "Guarantor" shall include any altered or successive partnership and the predecessor partnership and their partners shall not thereby be released from any Obligations or Obligation.

11. No delay or failure on the part of the Bank in exercising any rights shall operate as a waiver of its rights; no notice to or demand on the Guarantor shall be deemed to be a waiver of the Obligations of the Guarantor or of the right of the Bank to take further action without notice or demand as provided herein; nor shall any modification or waiver of the provisions of this guaranty be effective unless in writing and signed by the Bank nor shall any such waiver be applicable except in the specific instance for which given.

12. The Guarantor agrees to provide to the Bank updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to the Bank, as well as additional information, reports, or schedules (financial or otherwise), all as the Bank may from time to time request.

13. Notwithstanding the fact that the Obligations of the Borrower to the Bank may have been paid in full and this guaranty form may have been returned to the Guarantor, the Obligations of the Guarantor shall continue in full force and effect with respect to any amounts that the Bank may ever be required to repay under any Bankruptcy or insolvency laws.

14. This guaranty shall not be construed to impose any obligation on the Bank to extend or continue any credit at any time.

15. Each reference in this guaranty to the Bank shall include its successors and assigns, in whose favor the provisions of this guaranty shall also inure. Each reference to the Guarantor shall include heirs, executors, administrators, legal representatives, successors and assigns of the Guarantor, all of whom shall be bound by the provisions of this guaranty.

16. This guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

(If the Guarantor is a corporation, the corporate name must be signed by a duly authorized officer and the corporate seal affixed.)

                                     RGC Resources, Inc.

                                     By: /s/ Dale P. Moore   (Seal)
                                         --------------------------
                                         Dale P. Moore    VP & Secretary
                                         -----------------------------
                                         Name and title printed or typed



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